WILSHIRE VARIABLE INSURANCE TRUST
(THE “TRUST”)

Equity Fund
Balanced Fund

SUPPLEMENT DATED SEPTEMBER 28, 2009 TO THE PROSPECTUS DATED MAY 1, 2009

The following information replaces the first paragraph under the caption “Main Investment Strategies” under the Heading “SUMMARY” and the Sub-Heading “EQUITY FUND” found on page 3 of the Prospectus:

Main Investment Strategies: The Equity Fund invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies and in other affiliated and non affiliated equity investment companies, including the Wilshire Large Cap Core 130/30 Fund (the “130/30 Fund”). The operating companies in which the Equity Fund invests vary in size and operating history, they may or may not be listed on a stock exchange and they may be in any industry. The Fund maintains a core investment style and is expected to have no persistent value or growth bias. The Equity Fund may also invest in preferred stocks. Additionally, up to 10% of the Equity Fund’s assets may be invested in U.S. dollar-denominated securities of foreign issuers, including common stock, preferred stock, convertible securities and American Depositary Receipts. Included within the definition of “domestic companies” are companies that are not incorporated in the U.S. but have one or more of the following attributes: principal place of business in the U.S.; substantial portion of income derived from activities in the U.S.; equity securities traded on a major U.S. stock exchange or included in a recognized index of U.S. stocks; or financial statements that comply with U.S. accounting standards. Thus, securities of such issuers are not subject to the 10% limitation on securities of foreign issuers.

The following information replaces information under the caption “Main Investment Strategies” under the Heading “SUMMARY” and the Sub-Heading “BALANCED FUND” found on pages 6-7 of the Prospectus:

Main Investment Strategies: The Balanced Fund operates under a fund of funds structure. The Balanced Fund invests substantially all of its assets in the Income Fund and the 130/30 Fund. In addition, the Balanced Fund may also invest in certain individual securities, including money market instruments and U.S. government securities.

For the Income Fund, the “Main Investment Strategies” section includes descriptions of the types of stocks and bonds in which that Fund is  permitted to invest.

For the 130/30 Fund, the following describes the types of securities in which the 130/30 Fund is permitted to invest:

The 130/30 Fund normally invests at least 85% of its net assets in large cap securities. Large cap securities include securities of those companies with market capitalizations consistent with the Russell 1000 Index.

The 130/30 Fund invests substantially all its assets in growth and value stocks of large cap companies. Each subadviser will take long positions in securities it believes has the ability to outperform the Russell 1000 Index and will sell short securities it believes are likely to underperform. Selling short allows a subadviser to sell a security it does not own in anticipation of a possible decline in the security’s market price. To complete the short sale, the 130/30 Fund buys back the same security in the market and returns it to the lender. The 130/30 Fund makes money when it buys the shorted security at a lower price. The 130/30 Fund loses money on a short sale when the price of the security goes up and the subadviser must pay more for the security to return it to the lender. The 130/30 Fund pays interest to the lender for borrowing the security. Each subadviser believes that employing a long/short strategy will allow it to take advantage of both positive and negative views on securities.

The 130/30 Fund will generally hold approximately 30% of its net assets in short positions, using the proceeds from the short sales to purchase additional long positions resulting in a portfolio with 130% of net assets in long positions. The 130/30 Fund’s long positions may range from 120% to 140% and its short positions may range from 20% to 40%. Short sales allow the 130/30 Fund to earn returns on securities a subadviser believes will underperform and to maintain additional long positions while keeping the 130/30 Fund’s net exposure to the market at a level similar to a “long only” strategy. As a result, the 130/30 Fund intends to maintain approximately 100% net long exposure.

Until a short sale is closed, the broker effecting the short sale typically holds the proceeds or other securities as collateral to secure the 130/30 Fund’s obligation to cover the short position. However, the 130/30 Fund may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities. If the 130/30 Fund does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any collateral obligation. In addition, the 130/30 Fund must maintain sufficient liquid assets (less any collateral held by the broker), marked-to-market daily, to cover its short sales obligations. Generally, the 130/30 Fund must return to the lender any dividends or interest earned on a security during the loan period.

The 130/30 Fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants and securities issued by real estate investment trusts (“REITs”). The 130/30 Fund also may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments in order to provide exposure to certain equity markets while maintaining liquidity. The 130/30 Fund also may engage in short sales of ETFs and similarly structured pooled investments. The 130/30 Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, swap agreements and ETFs, as an alternative to selling a security short, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy.

Wilshire allocates the Balanced Fund’s assets between shares of the Income Fund and 130/30 Fund. This allocation is intended to reduce the volatility of investment returns and provide the potential for higher long-term total returns than investing solely in the Income Fund or 130/30 Fund. As a matter of investment policy, 030% to 50% of the value of its assets will be invested in the Income Fund and 0% to 55% of the value of its assets will be invested in the 130/30 Fund. Under normal circumstances, the Balanced Fund’s target asset mix is 55% equity securities and 45% fixed income securities. The Balanced Fund’s mix of assets is regularly adjusted between the Income Fund and 130/30 Fund to maintain policy targets. Major changes in the investment mix may occur several times within a year or over several years, depending upon market and economic conditions. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market.

Under normal circumstances, the Balanced Fund intends to be fully invested. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure, if Wilshire determines that market conditions warrant, the Balanced Fund may also invest, without limitation, in high quality U.S. dollar-denominated money market instruments. The reason for implementing a temporary defensive position is to avoid market losses. However, if market conditions improve, this strategy may result in reducing the potential gains from market upswings, thus reducing the Balanced Fund’s ability to achieve its investment objective.

An investor in the Balanced Fund should understand that alternatively he or she could allocate investments directly to the Income Fund and 130/30 Fund. By investing indirectly in the Income Fund and 130/30 Fund through the Balanced Fund, an investor bears not only his or her proportionate share of certain expenses of the Balanced Fund (such as operating costs), but also, indirectly, similar expenses of the Income Fund and 130/30 Fund. However, shareholders of the Balanced Fund will not be subject to duplicative advisory or distribution (12b-1) fees as a result of the fund of funds arrangement, as discussed under “Management” on page 29.

The  “FEES AND EXPENSES” Section found on page 22 of the Prospectus is restated to reflect the 130/30 Fund investment with respect to the Equity Fund and Balanced Fund as follows:

This section describes the fees and expenses that you may pay if you buy and hold shares of a Fund. Fund shares are no-load investments, so you will not pay any sales loads, redemption fees or exchange fees. However, you will indirectly pay annual Fund operating expenses, which vary from year to year. In addition, the separate account and annuity contracts involve other charges and expenses not described below, which may include sales charges, redemption fees or exchange fees. The Funds’ expenses would be higher if these other charges and expenses associated with the separate account or annuity contracts were included in the expense tables below.

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

	Management Fee	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses (Underlying Investments)	Total Annual Operating Expenses
Equity Fund(2)	0.35%	0.25%	0.28%	0.63%	1.51%
Balanced Fund(2)	0.00%	0.00%	0.24%	1.30%	1.54%
____________________
(1)	The information in the table has been restated to reflect each Fund’s restructuring to invest in the 130/30 Fund which took effect on September 28, 2009. Actual expenses may be different.

(2)
The Balanced Fund’s shareholders indirectly bear, pro rata, the expenses of the Income Fund and 130/30 Fund. To the extent that the Equity Fund invests its assets in the 130/30 Fund, the Equity Fund’s shareholders will indirectly bear, pro rata, the expenses of the 130/30 Fund.  These indirect expenses are based on actual expense ratios for the Income Fund and 130/30 Fund. The Income Fund’s and 130/30 Fund’s fees and expenses are not reflected in the Balanced Fund’s expense ratio and the 130/30 Fund’s fees and expenses are not reflected in the Equity Fund’s expense ratio as shown in the Financial Highlights table of this prospectus.

Example

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Equity Fund	$157	$477	$824	$1802
Balanced Fund	$157	$486	$839	$1834

The following information replaces the second footnote to the table on page 30 under the heading “Investment Adviser.”

The Balanced Fund operates under a “fund of funds” structure, primarily investing in shares of the Income Fund and 130/30  Fund. Wilshire receives directly from the Balanced Fund a fee based on the average daily net assets of the Balanced Fund that are not invested in either the Income Fund or 130/30 Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.